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                                                                   EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of AFC Enterprises, Inc. (the "Corporation") for the period ended December 25, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer of the Corporation, certifies that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 8, 2006


                                         /s/ KENNETH L. KEYMER
                                         --------------------------------------
                                         Kenneth L. Keymer
                                         Chief Executive Officer